UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 23, 2015

Navient Student Loan Trust 2015-2
________________________________________
(Exact name of issuer as specified in its charter)

Navient Funding, LLC
(Exact name of Depositor as specified in its charter)

Navient Solutions, Inc.
(Exact name of Sponsor as specified in its charter)

Delaware	333-190926 333-190926-12	04-3480392
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification Number)

c/o Wells Fargo Delaware Trust Company, N.A. 919 North Market Street, Suite 1600 Wilmington, Delaware 19801
_________________________________ (Address of principal executive offices)

Issuer’s telephone number, including area code:	703 984-5858

Not Applicable
______________________________________________
Former name or former address, if changed since last report

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                 Entry into a Material Definitive Agreement.

Closing of Navient Student Loan Trust 2015-2.

Navient Student Loan Trust 2015-2 (the “Trust”) was formed on March 23, 2015 pursuant to the Trust Agreement (the “Trust Agreement”), dated as of March 23, 2015, between Navient Funding, LLC (“Navient Funding”) and Wells Fargo Delaware Trust Company, N.A., as owner trustee (the “Owner Trustee”). The Trust Agreement was amended and restated as of April 23, 2015 pursuant to the Amended and Restated Trust Agreement by and among Navient Funding, the Owner Trustee and Wells Fargo Bank, N.A., as indenture trustee (the “Indenture Trustee”).

On April 13, 2015, Navient Funding, Navient Credit Finance Corporation (“Navient CFC”) and Navient Corporation on the one hand, Barclays Capital Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Representatives”), each on behalf of itself and J.P. Morgan Securities LLC and Wells Fargo Securities, LLC on the other, executed and delivered the Underwriting Agreement relating to the Student Loan-Backed Notes (the “Notes”) to be issued by the Trust.  On April 14, 2015, Navient Funding, Navient CFC and Navient Corporation on the one hand, and the Representatives, each on behalf of itself and J.P. Morgan Securities LLC and Wells Fargo Securities, LLC on the other, executed and delivered the Pricing Agreement relating to the Notes.

In connection with the foregoing, the following agreements were executed and delivered by the respective parties thereto: (a) the Purchase Agreement, dated as of April 23, 2015, by and among Navient Funding, Navient CFC and Wells Fargo Bank, N.A., not in its individual capacity but solely as interim eligible lender trustee for the benefit of Navient Funding (the “Interim Eligible Lender Trustee”); (b) the Purchase Agreement, dated as of April 23, 2015, by and among Blue Ridge Funding LLC (“Blue Ridge Funding”), Wells Fargo Bank, N.A., not in its individual capacity but solely as interim eligible lender trustee for Blue Ridge Funding (the “Blue Ridge Funding Eligible Lender Trustee”), Navient Funding, the Interim Eligible Lender Trustee and Navient Solutions, Inc., as the servicer (the “Servicer”); (c)  the Purchase Agreement, dated as of April 23, 2015, by and among Red Wolf Funding, LLC (“Red Wolf Funding”), Wells Fargo Bank, N.A., not in its individual capacity but solely as interim eligible lender trustee for Red Wolf Funding (the “Red Wolf Funding Eligible Lender Trustee”), Navient Funding, the Interim Eligible Lender Trustee and the Servicer; (d)  the Purchase Agreement, dated as of April 23, 2015, by and among VL Funding LLC (“VL Funding”), Wells Fargo Bank, N.A., not in its individual capacity but solely as interim eligible lender trustee for VL Funding (the “VL Funding Eligible Lender Trustee”), Navient Funding, the Interim Eligible Lender Trustee and the Servicer; (e) the Interim Trust Agreement, dated as of April 23, 2015, by and between Navient Funding and the Interim Eligible Lender Trustee; (f) the Interim Trust Agreement, dated as of April 23, 2015, by and between Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee; (g) the Interim Trust Agreement, dated as of April 23, 2015, by and between Red Wolf Funding and the Red Wolf Funding Eligible Lender Trustee; (h) the Interim Trust Agreement, dated as of April 23, 2015, by and between VL Funding and the VL Funding Eligible Lender Trustee; (i) the Indenture, dated as of April 23, 2015, by and among the Trust, Wells Fargo Bank, N.A., as eligible lender trustee (the “Eligible Lender Trustee”) and the Indenture Trustee; (j) the Eligible Lender Trust Agreement, dated as of April 23, 2015, between  the Trust and the Eligible Lender Trustee; (k) the Sale Agreement, dated as of April 23, 2015, by and among the Trust, the Eligible Lender Trustee, Navient Funding and the Interim Eligible Lender Trustee; (l) the Administration Agreement, dated as of April 23, 2015, by and among the Trust, Navient Solutions, Inc., in its capacity as administrator (the “Administrator”), the Eligible Lender Trustee, the Servicer, Navient Funding and the Indenture Trustee; and (m) the Servicing Agreement, dated as of April 23, 2015, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

On April 23, 2015, the Trust issued $997,000,000 of its Student Loan-Backed Notes.

Item 2.01                 Completion of Acquisition or Disposition of Assets.

The Trust used the net proceeds of these notes to purchase the student loans.

Item 9.01                 Financial Statements and Exhibits

Exhibits
1.1	Underwriting Agreement relating to the Notes, dated April 13, 2015, by and among Navient Funding, Navient CFC, Navient Corporation and the Representatives.
1.2	Pricing Agreement relating to the Notes, dated April 14, 2015, by and among Navient Funding, Navient CFC, Navient Corporation and the Representatives.
4.1	Amended and Restated Trust Agreement, dated as of April 23, 2015, by and among Navient Funding, the Owner Trustee and the Indenture Trustee.
4.2	Navient Funding Interim Trust Agreement, dated as of April 23, 2015, by and between Navient Funding and the Interim Eligible Lender Trustee.
4.3	Blue Ridge Funding Interim Trust Agreement, dated as of April 23, 2015, by and between Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee.
4.4	Red Wolf Funding Interim Trust Agreement, dated as of April 23, 2015, by and between Red Wolf Funding and the Red Wolf Funding Eligible Lender Trustee
4.5	VL Funding Interim Trust Agreement, dated as of April 23, 2015, by and between VL Funding and the VL Funding Eligible Lender Trustee
4.6	Indenture, dated as of April 23, 2015, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.
4.7	Eligible Lender Trust Agreement, dated as of April 23, 2015, by and between the Eligible Lender Trustee and the Trust.
5.1*	Opinion of Richards, Layton & Finger, P.A., dated April 23, 2015, with respect to due authorization and enforceability of the Notes.
99.1	Purchase Agreement, dated as of April 23, 2015, by and among Navient Funding, the Interim Eligible Lender Trustee and Navient CFC.
99.2	Purchase Agreement, dated as of April 23, 2015, by and among Blue Ridge Funding, the Blue Ridge Funding Eligible Lender Trustee, Navient Funding, the Interim Eligible Lender Trustee and the Servicer.
99.3	Purchase Agreement, dated as of April 23, 2015, by and among Red Wolf Funding, the Red Wolf Funding Eligible Lender Trustee, Navient Funding, the Interim Eligible Lender Trustee and the Servicer.
99.4	Purchase Agreement, dated as of April 23, 2015, by and among VL Funding, the VL Funding Eligible Lender Trustee, Navient Funding, the Interim Eligible Lender Trustee and the Servicer
99.5	Sale Agreement, dated as of April 23, 2015, by and among Navient Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.
99.6	Administration Agreement, dated as of April 23, 2015, by and among the Trust, the Administrator, Navient Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.
99.7	Servicing Agreement, dated as of April 23, 2015, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.
*  Previously filed on Form 8-K dated April 23, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the issuing entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIENT STUDENT LOAN TRUST 2015-2

By: Navient Funding, LLC

Dated: April 23, 2015	By: /s/ Mark D. Rein
Name: Mark D. Rein
Title: Vice President

INDEX TO EXHIBITS
Exhibit Number	Description
1.1	Underwriting Agreement relating to the Notes, dated April 13, 2015, by and among Navient Funding, Navient CFC, Navient Corporation and the Representatives.

1.2	Pricing Agreement relating to the Notes, dated April 14, 2015, by and among Navient Funding, Navient CFC, Navient Corporation and the Representatives.

4.1	Amended and Restated Trust Agreement, dated as of April 23, 2015, by and among Navient Funding, the Owner Trustee and the Indenture Trustee.

4.2	Navient Funding Interim Trust Agreement, dated as of April 23, 2015, by and between Navient Funding and the Interim Eligible Lender Trustee.

4.3	Blue Ridge Funding Interim Trust Agreement, dated as of April 23, 2015, by and between Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee.

4.4	Red Wolf Funding Interim Trust Agreement, dated as of April 23, 2015, by and between Red Wolf Funding and the Red Wolf Funding Eligible Lender Trustee

4.5	VL Funding Interim Trust Agreement, dated as of April 23, 2015, by and between VL Funding and the VL Funding Eligible Lender Trustee

4.6	Indenture, dated as of April 23, 2015, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

4.7	Eligible Lender Trust Agreement, dated as of April 23, 2015, by and between the Eligible Lender Trustee and the Trust.

5.1*	Opinion of Richards, Layton & Finger, P.A., dated April 23, 2015, with respect to due authorization and enforceability of the Notes.

99.1	Purchase Agreement, dated as of April 23, 2015, by and among Navient Funding, the Interim Eligible Lender Trustee and Navient CFC.

99.2	Purchase Agreement, dated as of April 23, 2015, by and among Blue Ridge Funding, the Blue Ridge Funding Eligible Lender Trustee, Navient Funding, the Interim Eligible Lender Trustee and the Servicer.

99.3	Purchase Agreement, dated as of April 23, 2015, by and among Red Wolf Funding, the Red Wolf Funding Eligible Lender Trustee, Navient Funding, the Interim Eligible Lender Trustee and the Servicer.

99.4	Purchase Agreement, dated as of April 23, 2015, by and among VL Funding, the VL Funding Eligible Lender Trustee, Navient Funding, the Interim Eligible Lender Trustee and the Servicer

99.5	Sale Agreement, dated as of April 23, 2015, by and among Navient Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

99.6	Administration Agreement, dated as of April 23, 2015, by and among the Trust, the Administrator, Navient Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.

99.7	Servicing Agreement, dated as of April 23, 2015, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.
*  Previously filed on Form 8-K dated April 23, 2015.